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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)           March 16, 1995
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                             THE TODD-AO CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                  0-1461                  13-1679856
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation)            File Number)            Identification No.)


            172 Golden Gate Avenue, San Francisco, California  94102
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             (Address of principal executive offices)     (Zip Code)


        Registrant's telephone number, including area code (415) 928-3200
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                                 Not Applicable
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          (Former name or former address, if changed from last report)


Exhibit index located on page 2

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                             THE TODD-AO CORPORATION


                                    FORM 8-K


                                  MARCH 16, 1995


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                                TABLE OF CONTENTS


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.                           Page 2

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
              INFORMATION AND EXHIBITS.

          a.   Financial Statements of business acquired:

                    Item 7 (a) has been omitted due to the
                    impracticality of filing the required
                    audited financial statements at the
                    time of filing this report on Form 8-K.
                    Item 7 (a) will be filed on Form 8 within 60 days after the required filing date of this report.

          b.   Pro forma condensed financial information:

                    Item 7 (b) has been omitted due to the
                    impracticality of filing the required pro forma information at the time of filing this report on Form 8-K. Item 7 (b) will be filed on Form 8 within 60 days after the required filing date of this report.

          c.   Exhibit Index                                              Page 2

                                        1

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On March 16, 1995, a wholly owned subsidiary of the Company ("Buyer") acquired all of the outstanding shares of Chrysalis Television Facilities Limited ("CTV") from Chrysalis Holdings Limited ("Seller"). Buyer, CTV and Seller are all corporations organized under the laws of the United Kingdom and headquartered in London. The transaction has been accounted for as a purchase and the acquisition price was equal to the sum of: (i) L1,225,000 (paid at closing); (ii) an amount equal to CTV's net asset value as at February 28, 1995 less L150,000 (expected to be approximately L850,000) payable L300,000 on each of the first and second anniversaries and L250,000 on the third anniversary of the completion date (February 28, 1995), with interest on the unpaid balance at the National Westminster Bank base rate plus 1 1/2%. Any difference between CTV's net asset value (less L150,000) and L850,000 will be settled after the closing when the net asset value is determined. Concurrently with the acquisition, Buyer advanced and paid on behalf of CTV its intercompany debt in the amount of L2,856,672.09.

     The funds paid at closing were provided by the Company's institutional lender. On March 16, 1995, the exchange rate for the pound sterling was US $1.5885. The obligations of the Buyer have been guaranteed by the Company.

     CTV specializes in the collation of television programming for satellite broadcast in Europe and also provides post production video and other services to a variety of clients. It is anticipated that CTV will be renamed "Chrysalis/Todd-AO Europe Limited."

Item 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

  c.   The following exhibits are filed with this Current Report on Form 8-K:

  Exhibit No.       Exhibit
  ----------        -------

     1 Agreement for the acquisition of the entire issued share capital of Chrysalis Television Facilities Ltd. dated as of March 16, 1995 between FCB 1120 Limited and Chrysalis Holdings Limited.

     2 Tax deed dated as of March 16, 1995 between FCB 1120 Limited and Chrysalis Holdings Limited.

     3 Performance guarantee dated March 16, 1995 between The Todd-AO Corporation and Chrysalis Holdings Ltd.

     4 First amendment to credit agreement dated as of March 13, 1995 between The Todd-AO Corporation and Bank of America National Trust and Savings Association which amends credit agreement dated as of December 2, 1994.

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized



                                                  THE TODD-AO CORPORATION
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                                                       (Registrant)


                                                  /s/  Silas R. Cross
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                                                       Silas R. Cross
                                                  Vice President/Treasurer


         March 31, 1995
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            Date

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